UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    February 9, 2006

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 7, 2006, the Registrant’s Board of Directors elected Davidson M. Pattiz an Executive Vice President of the Registrant and designated him an Executive Officer.

Prior to February 7, 2006, Mr. Pattiz was serving as an Executive Vice President of Registrant’s wholly-owned subsidiary, Zenith Insurance Company, under an Employment Agreement dated September 12, 2005.  A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

After Mr. Pattiz was designated an Executive Officer of the Registrant, Amendment No. 1 to his Employment Agreement, relating to his eligibility for bonuses under the Executive Officer Bonus Plan, was entered into on February 9, 2006.  A copy of Amendment No. 1 is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Mr. Pattiz’s Employment Agreement provides for:  an agreement term that terminates on October 31, 2009, an initial annual compensation of $500,000 with annual increases as the Compensation Committee of the Registrant’s Board of Directors may establish from time to time, eligibility for bonuses, certain additional benefits, and entitlement to severance payments and other benefits upon the early termination of employment due to either a termination by the Registrant for other than cause or disability (both, as defined in the Employment Agreement) or a termination by Mr. Pattiz due to constructive termination (as defined in the Employment Agreement).  The severance payment for an early termination as described in the foregoing sentence is equal to the compensation payable for the greater of six months or the remaining term of the Employment Agreement at the rate in effect at termination plus any bonus attributable to such period, with all payments to be made at normal payroll frequency.  However, if Mr. Pattiz’s employment is terminated following a change of control (as defined in the Employment Agreement), the payment period would then be the greater of two years or the remaining term of the Employment Agreement, with the severance payment paid in a lump sum in advance.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

The following exhibits are filed as part of this current report:

Number	Exhibit
10.1	Employment Agreement dated September 12, 2005 between Zenith National Insurance Corp. and Davidson Pattiz

10.2	Amendment No. 1 dated February 9, 2006 to Employment Agreement between Zenith National Insurance Corp. and Davidson Pattiz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated:	February 9, 2006	By:	/s/ Michael E. Jansen
			Name:	Michael E. Jansen
			Title:	Executive Vice President and General Counsel

Index to Exhibits

Number	Exhibit
10.1	Employment Agreement dated September 12, 2005 between Zenith National Insurance Corp. and Davidson Pattiz

10.2	Amendment No. 1 dated February 9, 2006 to Employment Agreement between Zenith National Insurance Corp. and Davidson Pattiz